UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2021
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Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36197			46-3340980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)			(I.R.S. Employer Identification Number)

25521 Commercentre Drive
	Lake Forest,	California	92630
(Address of Principal executive offices, including Zip Code)

	(949)	462-9300
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TACO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2021, Del Taco Restaurants, Inc. (the "Company") granted performance-based restricted stock unit awards (the "Performance-Based RSUs") to its named executive officers in accordance with the terms of the Del Taco Restaurants, Inc. 2015 Omnibus Incentive Plan as follows:

Number of Performance-Based RSUs Awarded
John D. Cappasola	32,199
Steven L. Brake	11,500
Chad Gretzema	11,500

The Performance-Based RSUs vest 50% based on the satisfaction of a specified adjusted EBITDA target for fiscal 2021 and 50% based on the satisfaction of a specified system-wide sales target for fiscal 2021. The awards cliff vest based on satisfaction of the relevant targets and there is no payout if target performance is not met nor is there any additional payout if performance is in excess of target.

The form of the Performance-Based RSU Award Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
Exhibit 10.1	Form of Performance-Based Restricted Stock Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: July 8, 2021